UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07657

Oppenheimer Developing Markets Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/29/2014

Item 1. Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/29/14*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI Emerging Markets Index
1-Year	22.38%	15.35%	19.98%
5-Year	11.87	10.55	7.90
10-Year	15.70	15.01	12.16

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

* August 29, 2014 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through August 31, 2014.

2      OPPENHEIMER DEVELOPING MARKETS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 22.38% during the reporting period, outperforming the MSCI Emerging Markets Index (the “Index”), which returned 19.98%. The Fund outperformed the Index in seven out of ten sectors of the Index this reporting period, led by stronger relative stock selection in financials, information technology and materials. The largest detractor from performance was consumer staples, due to the overweight position and stock selection.

MARKET OVERVIEW

Over the first half of the reporting period, emerging market equities generally produced muted returns as three key global influencers continued to affect growth prospects in the emerging world. First, the Federal Reserve’s (the “Fed”) tapering of quantitative easing resulted in a tightening of global liquidity and the backup in yields in emerging markets. After much speculation as to when the Fed would start reducing its large-scale asset purchases, in December the Central Bank announced that it would reduce its monthly bond purchases by $10 billion, from $85 billion to $75 billion, starting in January 2014. Secondly, we saw extremely negative and in our view misplaced sentiment about the sustainability of China’s growth. And finally, there was broad growth disappointment throughout emerging market economies. This was driven by lower commodity prices and weakness in commodity country currencies. Additionally, growing turmoil in Ukraine has also added to market volatility.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER DEVELOPING MARKETS FUND

However, emerging markets rallied strongly over the second half of the reporting period, as investors reassessed various concerns in the region. The impact of Fed tightening proved to be overly exaggerated and the view that emerging market economies were homogeneous and therefore all vulnerable to potential shifts in global liquidity was unfounded. Geopolitical issues also drove part of the rally. In Russia, while the situation in Ukraine has not been fully resolved and we continue to monitor the situation, a step back from the worst case scenarios led to some improvement in that market. Additionally, the election of Narendra Modi as the new Prime Minister of India was greeted with great optimism and boosted Indian equities. Overall, concerns about growth appeared to be easing, particularly in Asia where a pickup in global growth has been a positive for the region.

FUND REVIEW

During the reporting period, the Fund’s top three performing holdings were in the information technology sector: Baidu, Inc., Tencent Holdings Ltd. and Naver Corp. Baidu, the Fund’s largest holding at period end, is the leading Internet search provider in China. The company continued to perform well over the first half of the reporting period as concerns about monetizing mobile faded. We continue to be attracted to Baidu’s dominant position in the Chinese Internet sector where penetration is still relatively low and we see an opportunity for strong structural growth in e-commerce, mobile Internet, online video and more. Tencent Holdings, a Chinese Internet social networking company, has an online community nearly the size of Facebook’s. Users can access Tencent offerings through desktop and mobile devices. This platform, with its extensive size and ease of access, enables Tencent to offer an increasing number of services. The company monetizes some of the services by selling accompanying ad space and by offering subscription services to users. Shares of Tencent gained significantly overall as mobile adoption of its services, particularly its message service, continued to run ahead of expectations. Naver is a Korean Internet services company that was created when NHN Corporation spun-off its entertainment division (NHN Entertainment) and renamed its remaining internet search engine Naver. Naver provides Internet search and online games, and the subsidiary NHN Entertainment offers the fast-growing “Line” messaging service and Japanese language versions of the online games. Naver performed well during the period and has benefited from an increased number of subscribers.

Top detractors from performance this reporting period included Prada SpA, NovaTek OAO and Tullow Oil plc. Prada is a global luxury goods company that primarily operates under the Prada and Miu Miu brand. The company’s brands have dominant positions in apparel, handbags, footwear, among other categories. Investors have been

4      OPPENHEIMER DEVELOPING MARKETS FUND

disappointed by the company’s recent results, which have been impacted by weak cyclical demand and one-off operational issues. We continue to focus on the long-term structural demand for luxury goods, particularly in the emerging markets where Prada has significant opportunity to expand. NovaTek is a Russian natural gas exploration and production company. The stock price declined during the reporting period due to negative investor sentiment on Russian shares caused by political tension over Ukraine. More broadly, we continue to monitor the investment thesis for each of our Russian holdings and how the situation evolves to ensure the investment thesis remains intact. Tullow Oil is an Irish company listed in the U.K. that operates entirely in Africa and Latin America. The firm focuses on exploration, subsequently de-risking assets by bringing capital-providing partners into the production phase. The company had a few recent exploration bumps during the reporting period but has a well above average record of success. In our opinion, the shares appear quite cheap at period end.

STRATEGY & OUTLOOK

Despite the deceleration in growth over the past two to three years, we believe emerging economies are positioned to dominate the majority of worldwide growth for the next decade. While there are many issues that contributed to the slowdown – weak demand for commodities, stagnation in global trade, and cyclical downturns in individual economies – we believe that the structural growth story for the region is still intact. That structural growth is driven by many factors including the growing middle class, demographics, education, urbanization, advances in technology, and political and economic reform. The controversies surrounding slower growth have unearthed some interesting opportunities.

The reporting period has once again reinforced our view that investors should remain focused on investing in companies not countries. We are active managers seeking out high-quality, attractively valued companies, regardless of the prevailing macroeconomic environment. We focus on companies that we believe have unique and durable competitive advantages and long-tailed growth opportunities. We invest in these companies for the long term, resulting in a portfolio with relatively low turnover.

Justin Leverenz, CFA Portfolio Manager

5      OPPENHEIMER DEVELOPING MARKETS FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS
Baidu, Inc., Sponsored ADR	4.8%
Petroleo Brasileiro SA, Cl. A, Sponsored ADR	2.7
Housing Development Finance Corp. Ltd.	2.4
Magnit	2.2
Infosys Ltd.	2.2
BM&FBovespa SA	2.0
ICICI Bank Ltd., Sponsored ADR	1.9
Yandex NV, Cl. A	1.9
Glencore plc	1.9
NovaTek OAO, Sponsored GDR	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of August 29, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS
China	14.9%
Brazil	13.5
India	12.8
United States	7.2
Russia	6.8
United Kingdom	6.4
Mexico	5.3
Hong Kong	4.7
Colombia	2.8
Turkey	2.8

Portfolio holdings and allocation are subject to change. Percentages are as of August 29, 2014, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 29, 2014, and are based on the total market value of investments.

* August 29, 2014 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

6      OPPENHEIMER DEVELOPING MARKETS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/29/14

	Inception Date	1-Year	5-Year	10-Year
Class A(ODMAX)	11/18/96	22.38%	11.87%	15.70%
Class B (ODVBX)	11/18/96	21.44%	10.93%	15.16%
Class C (ODVCX)	11/18/96	21.50%	11.09%	14.88%
Class I (ODVIX)	12/29/11	22.95%	14.73%*	N/A
Class R (ODVNX)	3/1/01	22.05%	11.49%	15.28%
Class Y (ODVYX)	9/7/05	22.72%	12.22%	12.35%*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/29/14
	Inception Date	1-Year	5-Year	10-Year
Class A(ODMAX)	11/18/96	15.35%	10.55%	15.01%
Class B (ODVBX)	11/18/96	16.44%	10.67%	15.16%
Class C (ODVCX)	11/18/96	20.50%	11.09%	14.88%
Class I (ODVIX)	12/29/11	22.95%	14.73%*	N/A
Class R (ODVNX)	3/1/01	21.05%	11.49%	15.28%
Class Y (ODVYX)	9/7/05	22.72%	12.22%	12.35%*

*Shows performance since inception

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the MSCI Emerging Markets Index, which is designed to measure equity market performance of emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

7      OPPENHEIMER DEVELOPING MARKETS FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER DEVELOPING MARKETS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 29, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER DEVELOPING MARKETS FUND

Actual	Beginning Account Value March 1, 2014	Ending Account Value August 29, 2014	Expenses Paid During 6 Months Ended August 29, 2014
Class A	$1,000.00	$1,127.20	$6.92
Class B	1,000.00	1,122.90	11.01
Class C	1,000.00	1,123.00	10.90
Class I	1,000.00	1,129.70	4.52
Class R	1,000.00	1,125.80	8.19
Class Y	1,000.00	1,128.70	5.59

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.45	6.56
Class B	1,000.00	1,014.61	10.45
Class C	1,000.00	1,014.71	10.35
Class I	1,000.00	1,020.69	4.29
Class R	1,000.00	1,017.25	7.77
Class Y	1,000.00	1,019.70	5.30

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 29, 2014 are as follows:

Class	Expense Ratios
Class A	1.30%
Class B	2.07
Class C	2.05
Class I	0.85
Class R	1.54
Class Y	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS August 29, 2014*

	Shares	Value

Common Stocks—91.1%

Consumer Discretionary—14.9%

Automobiles—1.5%
Astra International Tbk PT	1,037,502,500	$671,488,383

Diversified Consumer Services—2.9%
Estacio Participacoes SA1	33,258,250	441,709,972

Kroton Educacional SA1	15,322,067	458,943,307

New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	17,676,762	403,206,941

		1,303,860,220

Hotels, Restaurants & Leisure—2.0%
Genting Bhd	157,365,600	478,235,456

Home Inns & Hotels Management, Inc., ADR[1,2]	6,468,725	216,443,539

Jollibee Foods Corp.	51,465,463	212,472,095

		907,151,090

Household Durables—0.5%
Cyrela Brazil Realty SA Empreendimentos e Participacoes[1]	34,568,300	219,130,747

Internet & Catalog Retail—1.2%
B2W Cia Digital[1,2]	13,741,532	232,657,611

Ctrip.com International Ltd., ADR1,[2]	3,431,175	220,178,500

JD.com, Inc., ADR[2]	2,177,979	69,521,090

		522,357,201

Media—2.5%
Grupo Televisa SAB, Sponsored ADR	12,269,966	454,847,640

Naspers Ltd., Cl. N	2,526,875	321,587,032

Zee Entertainment Enterprises Ltd.[1]	82,290,959	372,039,655

		1,148,474,327

Multiline Retail—0.2%
Shinsegae Co. Ltd.[1]	335,622	77,168,392

Textiles, Apparel & Luxury Goods—4.1%
Cie Financiere Richemont SA	6,116,705	583,506,726

LVMH Moet Hennessy
Louis Vuitton SA	2,687,849	466,310,973

Prada SpA	112,469,510	797,751,319

		1,847,569,018

	Shares	Value

Consumer Staples—16.1%

Beverages—6.5%
AMBEV SA, ADR	10,679,870	$77,856,252

Anadolu Efes Biracilik Ve Malt Sanayii AS2	20,417,118	270,819,851

Carlsberg AS, Cl. B	6,600,144	603,268,742

Fomento Economico Mexicano SAB de CV, UBD	44,724,626	433,676,760

Nigerian Breweries plc	182,089,345	199,752,887

Pernod Ricard SA	5,605,900	660,974,370

SABMiller plc	8,926,834	492,949,801

Tsingtao Brewery Co. Ltd., Cl. H	22,950,000	174,673,070

		2,913,971,733

Food & Staples Retailing—5.4%
Almacenes Exito SA1	12,282,111	208,844,421

Almacenes Exito SA, GDR[1,3]	11,250,373	191,528,600

BIM Birlesik Magazalar AS	8,660,166	203,906,211

Cencosud SA	126,191,520	378,514,342

CP ALL PCL	271,112,300	403,213,763

Magnit OJSC[2]	4,081,317	1,005,327,169

		2,391,334,506

Food Products—2.2%
Tingyi Cayman Islands Holding Corp.	216,878,000	607,155,503

Ulker Biskuvi Sanayi AS	12,926,246	95,494,740

Want Want China Holdings Ltd.	238,277,000	294,188,414

		996,838,657

Household Products—0.4%
Hindustan Unilever Ltd.	7,681,247	93,769,279

Unilever Indonesia Tbk PT	32,278,500	85,595,571

		179,364,850

Personal Products—1.6%
Colgate-Palmolive India Ltd.[1]	6,066,537	154,169,077

Marico Ltd.	28,284,522	127,589,769

Natura Cosmeticos SA1	23,391,700	428,543,050

		710,301,896

11      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Energy—9.5%

Energy Equipment & Services—2.1%
China Oilfield Services Ltd., Cl. H	78,612,000	$231,660,299

Eurasia Drilling Co. Ltd., GDR	4,714,482	136,185,554

Tenaris SA, ADR	13,198,019	584,672,242

		952,518,095

Oil, Gas & Consumable Fuels—7.4%
CNOOC Ltd.	235,751,000	472,322,073

Genel Energy plc[1,2]	13,112,988	189,636,218

NOVATEK OAO, Sponsored GDR	8,400,614	846,078,709

Petroleo Brasileiro SA, Cl. A, Sponsored ADR	59,220,302	1,232,374,485

Tullow Oil plc[1]	46,902,566	568,841,240

		3,309,252,725

Financials—19.8%

Commercial Banks—7.4%
Banco Bradesco SA, ADR	15,510,870	282,918,269

Bancolombia SA, Sponsored ADR	4,021,405	254,474,509

Commercial International Bank Egypt SAE	40,502,097	266,095,795

Grupo Financiero Banorte SAB de CV, Cl. O	72,653,819	512,203,382

Grupo Financiero Inbursa SAB de CV, Cl. O	98,128,675	300,762,597

Guaranty Trust Bank plc	493,749,187	90,984,227

HSBC Holdings plc	31,827,200	343,265,254

ICICI Bank Ltd., Sponsored ADR	16,084,900	860,542,150

Turkiye Garanti Bankasi AS	71,532,358	281,536,866

Zenith Bank plc	833,613,361	126,382,896

		3,319,165,945

Consumer Finance—0.1%
Shriram Transport Finance Co. Ltd.	2,695,586	40,462,980

Diversified Financial Services—4.4%
BM&FBovespa SA1	144,771,198	873,089,646

Grupo de Inversiones Suramericana SA	12,479,023	286,518,623

Haci Omer Sabanci Holding AS1	88,215,656	408,621,938

	Shares	Value

Diversified Financial Services (Continued)

Hong Kong Exchanges & Clearing Ltd.	16,673,882	$382,582,474

		1,950,812,681

Insurance—2.4%
AIA Group Ltd.	77,985,800	424,678,302

China Life Insurance Co. Ltd., Cl. H	20,546,000	59,088,157

China Pacific Insurance
Group Co. Ltd., Cl. H	7,172,800	26,885,934

Old Mutual plc	117,749,197	386,642,384

Sul America SA1	27,659,033	191,148,198

		1,088,442,975

Real Estate Management & Development—3.1%
Hang Lung Group Ltd.	39,349,750	218,892,631

Hang Lung Properties Ltd.	202,751,881	670,889,350

SM Prime Holdings, Inc.	732,394,672	271,792,334

SOHO China Ltd.[1]	279,218,500	227,660,290

		1,389,234,605

Thrifts & Mortgage Finance—2.4%
Housing Development Finance Corp. Ltd.	62,049,449	1,098,165,350

Health Care—4.2%

Health Care Equipment & Supplies—0.8%
Mindray Medical International Ltd., ADR[1]	5,767,314	180,170,889

Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H1	174,240,000	176,662,348

		356,833,237

Health Care Providers & Services—1.6%
Apollo Hospitals Enterprise Ltd.[1]	11,678,894	227,407,371

Diagnosticos da America SA1	27,003,700	167,679,888

Sinopharm Group Co. Ltd., Cl. H1	93,383,600	326,351,164

		721,438,423

Life Sciences Tools & Services—0.1%
Divi’s Laboratories Ltd.	1,190,644	30,521,132

12      OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value

Pharmaceuticals—1.7%
Cipla Ltd.	30,788,534	$262,190,392

Dr. Reddy’s Laboratories Ltd.	5,379,749	264,090,826

Glenmark Pharmaceuticals Ltd.	5,588,205	66,055,001

Lupin Ltd.	2,486,892	52,946,574

Sun Pharmaceutical Industries Ltd.	9,491,558	133,663,711

		778,946,504

Industrials—3.8%

Aerospace & Defense—0.8%
Embraer SA, ADR[1]	9,592,082	371,693,178

Construction & Engineering—0.1%
Larsen & Toubro Ltd.	1,510,024	38,243,197

Industrial Conglomerates—1.6%
Jardine Strategic Holdings Ltd.	10,461,100	380,739,873

SM Investments Corp.	19,884,456	352,156,155

		732,896,028

Transportation Infrastructure—1.3%
Airports of Thailand PCL	7,965,400	59,115,263

DP World Ltd.	20,814,925	390,904,292

Grupo Aeroportuario del Sureste SAB de CV, Cl. B	7,195,873	92,496,552

International Container Terminal Services, Inc.	11,739,330	30,398,403

		572,914,510

Information Technology—15.3%

Internet Software & Services—10.4%
Baidu, Inc., Sponsored ADR[2]	10,077,475	2,161,819,937

MercadoLibre, Inc.[1]	4,728,681	543,514,594

NAVER Corp.[1]	390,571	296,130,762

Tencent Holdings Ltd.	46,577,910	759,908,705

Yandex NV, Cl. A2	29,888,870	849,740,574

Youku Tudou, Inc., ADR1,[2]	2,659,360	52,655,328

		4,663,769,900

IT Services—3.1%
Infosys Ltd.	16,054,393	953,081,641

Tata Consultancy Services Ltd.	9,916,961	411,780,113

		1,364,861,754

	Shares	Value

Semiconductors & Semiconductor Equipment—1.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	192,556,429	$803,534,986

Materials—4.6%

Chemicals—0.3%
Asian Paints Ltd.	14,864,745	153,423,129

Construction Materials—1.7%
Ambuja Cements Ltd.	44,703,490	152,642,554

Indocement Tunggal Prakarsa Tbk PT	102,713,200	212,681,642

Semen Indonesia (Persero) Tbk PT	159,847,300	221,704,652

Ultratech Cement Ltd.	4,415,839	185,650,197

		772,679,045

Metals & Mining—2.6%
Alrosa AO2	178,229,258	204,700,759

Glencore plc	140,698,080	847,380,738

Grupo Mexico SAB de CV, Series B	25,397,107	92,543,801

		1,144,625,298

Telecommunication Services—2.9%

Diversified Telecommunication Services—0.8%
Telefonica Brasil SA, ADR	16,751,576	358,483,726

Wireless Telecommunication Services—2.1%
America Movil SAB de CV, Series L, ADR	19,004,291	465,795,172

MTN Group Ltd.	21,093,429	477,023,450

		942,818,622

Total Common Stocks (Cost $30,945,405,693)		40,844,749,045

Preferred Stocks—2.3%
Banco Davivienda SA, Preference	12,909,328	214,401,589

Bancolombia SA, Preference	2,288,427	36,219,656

Cementos Argos SA, Preference	12,204,353	70,402,519

Lojas Americanas SA, Preference[1]	93,094,600	658,752,944

Telefonica Brasil SA, Preference	32,400	692,580

Vale SA, Preference, Cl. A	3,213,486	37,281,318

13      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Preferred Stocks (Continued)
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.[1]	1,895,913,054	$25,620,447

Total Preferred Stocks (Cost $648,692,778)		1,043,371,053
	Units

Rights, Warrants and Certificates—0.1%
Genting Bhd Wts., Strike Price 7.96MYR, 12/18/18[2] (Cost $22,944,872)	36,522,500	31,285,136

	Shares	Value

Investment Company—6.0%
Oppenheimer Institutional Money Market Fund, Cl. E1,4 (Cost $2,678,303,651)	2,678,303,651	$2,678,303,651

Total Investments, at Value (Cost $34,295,346,994)	99.5%	44,597,708,885

Net Other Assets (Liabilities)	0.5	214,007,151

Net Assets	100.0%	$44,811,716,036

Footnotes to Statement of Investments

*	August 29, 2014 represents the last business day of the Fund’s fiscal year. See Note 1 of accompanying Notes.

Strike price reported in U.S. Dollars, except for those denoted in the following currency:

            MYR    Malaysian Ringgit

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 29, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 30, 2013[a]	Gross Additions		Gross Reductions	Shares August 29, 2014
Almacenes Exito SA	10,903,912	1,378,199		—	12,282,111
Almacenes Exito SA, GDR	11,250,373	—		—	11,250,373
Apollo Hospitals Enterprise Ltd.	10,927,194	751,700		—	11,678,894
B2W Cia Digital	11,430,158	5,979,874	[c]	3,668,500	13,741,532
BM&FBovespa SA	102,094,998	42,676,200		—	144,771,198
Colgate-Palmolive India Ltd.[b]	7,141,172	220,758		1,295,393	6,066,537
Ctrip.com International Ltd., ADR[b]	9,477,513	—		6,046,338	3,431,175
Cyrela Brazil Realty SA Empreendimentos e Participacoes	—	34,568,300		—	34,568,300
Diagnosticos da America SA	27,005,600	—		1,900	27,003,700
Embraer SA, ADR	7,685,582	1,906,500		—	9,592,082
Estacio Participacoes SA	39,761,750	—		6,503,500	33,258,250
Genel Energy plc	6,350,031	6,762,957		—	13,112,988
Haci Omer Sabanci Holding ASb	84,610,110	17,309,521		13,703,975	88,215,656
Home Inns & Hotels Management, Inc., ADR	5,075,273	2,258,846		865,394	6,468,725
Kroton Educacional SAb	19,848,545	1,645,104		6,171,582	15,322,067
Lojas Americanas SA, Preference	64,689,480	28,405,120	[c]	—	93,094,600
MercadoLibre, Inc.	2,357,155	3,368,178		996,652	4,728,681

14      OPPENHEIMER DEVELOPING MARKETS FUND

	Shares August 30, 2013[a]	Gross Additions		Gross Reductions	Shares August 29, 2014
Mindray Medical International Ltd., ADR	—	5,767,314		—	5,767,314
MRV Engenharia e Participacoes SA	34,231,900	—		34,231,900	—
Natura Cosmeticos SA	20,026,800	6,836,300		3,471,400	23,391,700
Naver Corp.[b]	1,833,767	—		1,443,196	390,571
New Oriental Education & Technology Group, Inc., Sponsored ADR	19,214,506	920,371		2,458,115	17,676,762
NHN Entertainment Corp.	843,654	—		843,654	—
Oppenheimer Institutional Money Market Fund, Cl. E	1,543,137,005	5,715,726,845		4,580,560,199	2,678,303,651
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	175,850,000	—		1,610,000	174,240,000
Shinsegae Co. Ltd.[b]	705,145	—		369,523	335,622
Sinopharm Group Co. Ltd., Cl. H	93,383,600	—		—	93,383,600
SOHO China Ltd.	205,508,500	73,710,000		—	279,218,500
Sul America SA	27,659,033	—		—	27,659,033
Tullow Oil plc	33,207,916	13,694,650		—	46,902,566
Youku Tudou, Inc., ADR[b]	7,561,870	2,787,550		7,690,060	2,659,360
Zee Entertainment Enterprises Ltd.	94,716,065	—		12,425,106	82,290,959
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	—	1,895,913,054	[c]	—	1,895,913,054

	Value		Income		Realized Gain (Loss)
Almacenes Exito SA	$208,844,421		$3,223,495		$—
Almacenes Exito SA, GDR	191,528,600		2,789,678		—
Apollo Hospitals Enterprise Ltd.	227,407,371		1,096,296		—
B2W Cia Digital	232,657,611		—		(8,970,986)
BM&FBovespa SA	873,089,646		24,591,179		—
Colgate-Palmolive India Ltd.[b]	—	[d]	3,211,413		5,620,171
Ctrip.com International Ltd., ADR[b]	—	[d]	—		133,213,620
Cyrela Brazil Realty SA Empreendimentos e Participacoes	219,130,747		2,943,566		—
Diagnosticos da America SA	167,679,888		1,225,404		(1,377)
Embraer SA, ADR	371,693,178		4,207,881		—
Estacio Participacoes SA	441,709,972		3,522,089		34,195,651
Genel Energy plc	189,636,218		—		—
Haci Omer Sabanci Holding ASb	—	[d]	4,139,510		(6,062,744)
Home Inns & Hotels Management, Inc., ADR	216,443,539		—		(3,933,299)
Kroton Educacional SAb	—	[d]	15,706,470		84,172,435
Lojas Americanas SA, Preference	658,752,944		3,593,367	[e]	—
MercadoLibre, Inc.	543,514,594		1,850,926		43,084,351
Mindray Medical International Ltd., ADR	180,170,889		1,855,840		—
MRV Engenharia e Participacoes SA	—		—		(50,821,676)
Natura Cosmeticos SA	428,543,050		17,465,954		(21,773,898)
NAVER Corp.[b]	—	[d]	367,337		563,846,039
New Oriental Education & Technology Group, Inc., Sponsored ADR	403,206,941		6,340,787		7,975,594
NHN Entertainment Corp.	—		—		37,941,700

15      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

	Value		Income	Realized Gain (Loss)
Oppenheimer Institutional Money Market Fund, Cl. E	$2,678,303,651		$1,962,404	$—
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	176,662,348		1,544,281	(112,492)
Shinsegae Co. Ltd.[b]	—	[d]	521,735	(264,091,047)
Sinopharm Group Co. Ltd., Cl. H	326,351,164		3,551,375	—
SOHO China Ltd.	227,660,290		9,892,318	—
Sul America SA	191,148,198		4,909,196	—
Tullow Oil plc	568,841,240		9,297,885 e	—
Youku Tudou, Inc., ADR[b]	—	[d]	—	(3,622,658)
Zee Entertainment Enterprises Ltd.	372,039,655		2,743,947	8,294,474
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	25,620,447		134,569	—

Total	$10,120,636,602		$132,688,902	$558,953,858

a.	August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.
b.	No longer an affiliate as of August 29, 2014.
c.	All or a portion are the result of a corporate action.
d.	The security is no longer an affiliate; therefore, the value has been excluded from this table.
e.	All or a portion of the transactions were the result of non-cash dividends.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $191,528,600 or 0.43% of the Fund’s net assets as of August 29, 2014.

4. Rate shown is the 7-day yield as of August 29, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
China	$6,660,552,182	14.9%
Brazil	6,032,955,170	13.5
India	5,704,054,544	12.8
United States	3,221,818,245	7.2
Russia	3,042,032,765	6.8
United Kingdom	2,828,715,635	6.4
Mexico	2,352,325,905	5.3
Hong Kong	2,077,782,630	4.7
Colombia	1,262,389,917	2.8
Turkey	1,260,379,606	2.8
Indonesia	1,191,470,249	2.7
France	1,127,285,343	2.5
Philippines	866,818,987	2.0
Taiwan	803,534,986	1.8
South Africa	798,610,481	1.8
Italy	797,751,319	1.8
Denmark	603,268,742	1.4
Luxembourg	584,672,242	1.3
Switzerland	583,506,726	1.3
Malaysia	509,520,593	1.1
Thailand	462,329,026	1.0
Nigeria	417,120,010	0.9

16      OPPENHEIMER DEVELOPING MARKETS FUND

Geographic Holdings (Continued)	Value	Percent
United Arab Emirates	$390,904,291	0.9%
Chile	378,514,342	0.9
South Korea	373,299,154	0.8
Egypt	266,095,795	0.6

Total	$44,597,708,885	100.0%

See accompanying Notes to Financial Statements.

17      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES August 29, 2014[1]

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $25,258,293,627)	$34,477,072,283
Affiliated companies (cost $9,037,053,367)	10,120,636,602

44,597,708,885

Cash	82,433,554

Cash—foreign currencies (cost $36,509,392)	36,492,580

Receivables and other assets:
Investments sold	222,842,525
Shares of beneficial interest sold	111,006,771
Dividends	27,036,674
Other	1,401,342

Total assets	45,078,922,331

Liabilities
Payables and other liabilities:
Investments purchased	159,299,609
Shares of beneficial interest redeemed	52,980,571
Foreign capital gains tax	43,679,997
Distribution and service plan fees	3,521,199
Trustees’ compensation	1,938,039
Shareholder communications	90,706
Other	5,696,174

Total liabilities	267,206,295

Net Assets	$44,811,716,036

Composition of Net Assets
Paid-in capital	$33,849,989,640

Accumulated net investment income	109,957,866

Accumulated net realized gain on investments and foreign currency transactions	592,830,555

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
currencies	10,258,937,975

Net Assets	$44,811,716,036

18      OPPENHEIMER DEVELOPING MARKETS FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $12,573,313,257 and 304,416,762 shares of beneficial interest outstanding)	$41.30
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$43.82

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $153,827,437 and 3,835,025 shares of beneficial interest outstanding)	$40.11

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,190,363,852 and 55,924,030 shares of beneficial interest outstanding)	$39.17

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $7,445,447,852 and 181,856,458 shares of beneficial interest outstanding)	$40.94

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $972,479,425 and 24,470,384 shares of beneficial interest outstanding)	$39.74

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $21,476,284,213 and 525,357,299 shares of beneficial interest outstanding)	$40.88

1. August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

19      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF OPERATIONS For the Year Ended August 29, 2014[1]

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $46,882,256)	$538,323,746
Affiliated companies (net of foreign withholding taxes of $3,028,535)	132,688,902

Interest	96,762

Other income	32,212

Total investment income	671,141,622

Expenses
Management fees	304,775,641

Distribution and service plan fees:
Class A	32,891,614
Class B	1,561,039
Class C	21,726,849
Class R2	4,594,091

Transfer and shareholder servicing agent fees:
Class A	30,615,078
Class B	387,383
Class C	4,416,390
Class I	1,163,743
Class R2	2,834,366
Class Y	39,612,843

Shareholder communications:
Class A	1,576,753
Class B	34,922
Class C	302,797
Class I	60,053
Class R2	45,941
Class Y	1,394,766

Custodian fees and expenses	16,215,116

Trustees’ compensation	649,030

Other	5,950,701

Total expenses	470,809,116
Less waivers and reimbursements of expenses	(2,749,329)

Net expenses	468,059,787

Net Investment Income	203,081,835

20      OPPENHEIMER DEVELOPING MARKETS FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (net of foreign capital gains tax of $20,055,678)	$755,878,079
Affiliated companies	558,953,858
Foreign currency transactions	(8,235,625)

Net realized gain	1,306,596,312

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $39,618,967)	5,708,865,762
Translation of assets and liabilities denominated in foreign currencies	627,982,910

Net change in unrealized appreciation/depreciation	6,336,848,672

Net Increase in Net Assets Resulting from Operations	$7,846,526,819

1. August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

21      OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]

Operations
Net investment income	$203,081,835	$126,713,370

Net realized gain	1,306,596,312	361,968,740

Net change in unrealized appreciation/depreciation	6,336,848,672	709,266,401

Net increase in net assets resulting from operations	7,846,526,819	1,197,948,511

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(13,234,494)	(46,276,817)
Class B	—	—
Class C	—	—
Class I	(16,436,167)	(7,861,828)
Class R2	—	(1,192,975)
Class Y	(80,830,331)	(92,121,685)

	(110,500,992)	(147,453,305)

Distributions from net realized gain:
Class A	(65,134,075)	—
Class B	(799,843)	—
Class C	(11,300,209)	—
Class I	(13,834,591)	—
Class R2	(4,593,518)	—
Class Y	(88,605,506)	—

	(184,267,742)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(2,316,362,156)	1,085,860,014
Class B	(31,217,391)	(33,650,552)
Class C	(330,154,289)	(7,375,464)
Class I	4,315,820,141	1,805,305,639
Class R2	(61,633,667)	66,219,489
Class Y	2,101,612,738	4,052,607,420

	3,678,065,376	6,968,966,546

Net Assets
Total increase	11,229,823,461	8,019,461,752

Beginning of period	33,581,892,575	25,562,430,823

End of period (including accumulated net investment income of $109,957,866 and
$45,968,216, respectively)	$44,811,716,036	$33,581,892,575

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

22      OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011		Year Ended August 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$33 .94	$32 .25	$33 .15	$29 .83		$24 .38

Income (loss) from investment operations:
Net investment income[2]	0 .14	0 .09	0 .19	0 .68[3]		0 .13
Net realized and unrealized gain (loss)	7 .44	1 .74	(0 .53)	2 .69		5 .44

Total from investment operations	7 .58	1 .83	(0 .34)	3 .37		5 .57

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .04)	(0 .14)	(0 .56)	(0 .05)		(0 .12)
Distributions from net realized gain	(0 .18)	0 .00	0 .00	0 .00		0 .00

Total dividends and/or distributions to shareholders	(0 .22)	(0 .14)	(0 .56)	(0 .05)		(0 .12)

Net asset value, end of period	$41.30	$33 .94	$32 .25	$33 .15		$29 .83

Total Return, at Net Asset Value[4]	22 .38%	5 .67%	(0 .89)%	11 .28%		22 .85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,573,313	$12,371,560	$10,784,891	$10,802,874		$8,184,698

Average net assets (in thousands)	$13,256,077	$12,394,351	$10,327,349	$11,015,700		$7,065,585

Ratios to average net assets:[5]
Net investment income	0 .36%	0 .27%	0 .61%	1 .94%	[3]	0 .47%
Total expenses[6]	1 .32%	1 .36%	1 .36%	1 .30%		1 .35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .31%	1 .35%	1 .36%	1 .30%		1 .35%

Portfolio turnover rate	26%	29%	20%	34%		33%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.47 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 29, 2014	1.33%
Year Ended August 30, 2013	1.37%
Year Ended August 31, 2012	1.36%
Year Ended August 31, 2011	1.30%
Year Ended August 31, 2010	1.35%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$33.19	$31.68	$32.48	$29.43	$24.17

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.16)	(0.22)	(0.09)	0.34[3]	(0.12)
Net realized and unrealized gain (loss)	7.26	1.73	(0.49)	2.71	5.38

Total from investment operations	7.10	1.51	(0.58)	3.05	5.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.22)	0.00	0.00
Distributions from net realized gain	(0.18)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.18)	0.00	(0.22)	0.00	0.00

Net asset value, end of period	$40.11	$33.19	$31.68	$32.48	$29.43

Total Return, at Net Asset Value[4]	21.44%	4.77%	(1.73)%	10.36%	21.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$153,828	$155,638	$179,874	$228,170	$212,590

Average net assets (in thousands)	$156,760	$177,608	$189,982	$259,240	$205,371

Ratios to average net assets:[5]
Net investment income (loss)	(0.43)%	(0.64)%	(0.28)%	0.98%[3]	(0.43)%
Total expenses[6]	2.09%	2.23%	2.24%	2.14%	2.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.08%	2.22%	2.22%	2.14%	2.21%

Portfolio turnover rate	26%	29%	20%	34%	33%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.46 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 29, 2014	2.10%
Year Ended August 30, 2013	2.24%
Year Ended August 31, 2012	2.24%
Year Ended August 31, 2011	2.14%
Year Ended August 31, 2010	2.21%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER DEVELOPING MARKETS FUND

Class C	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011		Year Ended August 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$32.40	$30.87	$31.74	$28.72		$23.56

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.13)	(0.15)	(0.02)	0.43[3]		(0.06)
Net realized and unrealized gain (loss)	7.08	1.68	(0.51)	2.59		5.23

Total from investment operations	6.95	1.53	(0.53)	3.02		5.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.34)	0.00		(0.01)
Distributions from net realized gain	(0.18)	0.00	0.00	0.00		0.00

Total dividends and/or distributions to shareholders	(0.18)	0.00	(0.34)	0.00		(0.01)

Net asset value, end of period	$39.17	$32.40	$30.87	$31 .74		$28.72

Total Return, at Net Asset Value[4]	21.50%	4.96%	(1.57)%	10.52%		21.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,190,364	$2,112,136	$2,024,406	$2,060,954		$1,374,711

Average net assets (in thousands)	$2,180,118	$2,231,136	$1,974,630	$2,014,543		$1,127,812

Ratios to average net assets:[5]
Net investment income (loss)	(0.37)%	(0.44)%	(0.08)%	1.30%	[3]	(0.20)%
Total expenses[6]	2.04%	2.06%	2.05%	2.01%		2.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.03%	2.05%	2.05%	2.01%		2.07%

Portfolio turnover rate	26%	29%	20%	34%		33%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.45 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 29, 2014	2.05%
Year Ended August 30, 2013	2.07%
Year Ended August 31, 2012	2.05%
Year Ended August 31, 2011	2.01%
Year Ended August 31, 2010	2.07%

See accompanying Notes to Financial Statements.

25      OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Period Ended August 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$33.65	$31.97	$28.91

Income (loss) from investment operations:
Net investment income[3]	0.33	0.30	0.30
Net realized and unrealized gain	7.35	1.68	2.76

Total from investment operations	7.68	1.98	3.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.30)	0.00
Distributions from net realized gain	(0.18)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.39)	(0.30)	0.00

Net asset value, end of period	$40.94	$33.65	$ 31.97

Total Return, at Net Asset Value[4]	22.95%	6.19%	10.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,445,448	$2,353,100	$ 597,537

Average net assets (in thousands)	$3,901,775	$1,440,608	$ 156,814

Ratios to average net assets:[5]
Net investment income	0.87%	0.87%	1.46%
Total expenses[6]	0.86%	0.88%	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.87%	0.88%

Portfolio turnover rate	26%	29%	20%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 29, 2014	0.87%
Year Ended August 30, 2013	0.89%
Period Ended August 31, 2012	0.88%

See accompanying Notes to Financial Statements.

26      OPPENHEIMER DEVELOPING MARKETS FUND

Class R	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$32.72	$31.11	$32.00	$28.87	$23.64

Income (loss) from investment operations:
Net investment income (loss)[2]	0.04	(0.03)	0.09	0.55[3]	0.03
Net realized and unrealized gain (loss)	7.16	1.69	(0.52)	2.58	5.26

Total from investment operations	7.20	1.66	(0.43)	3.13	5.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.05)	(0.46)	0.00	(0.06)
Distributions from net realized gain	(0.18)	0.00	0.00	0.00	0 .00

Total dividends and/or distributions to shareholders	(0.18)	(0.05)	(0.46)	0.00	(0.06)

Net asset value, end of period	$39.74	$32.72	$31.11	$32.00	$28.87

Total Return, at Net Asset Value[4]	22.05%	5.33%	(1.24)%	10.84%	22.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$972,479	$856,074	$753,301	$595,681	$388,942

Average net assets (in thousands)	$922,384	$869,931	$648,741	$571,562	$337,841

Ratios to average net assets:[5]
Net investment income (loss)	0.10%	(0.09)%	0.31%	1.63%[3]	0.12%
Total expenses[6]	1.64%	1.84%	1.87%	1.77%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.70%	1.70%	1.70%	1.71%

Portfolio turnover rate	26%	29%	20%	34%	33%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.46 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 29, 2014	1.65%
Year Ended August 30, 2013	1.85%
Year Ended August 31, 2012	1.87%
Year Ended August 31, 2011	1.77%
Year Ended August 31, 2010	1.83%

See accompanying Notes to Financial Statements.

27    OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$33.62	$31.94	$32.85	$29.55	$24.13

Income (loss) from investment operations:
Net investment income[2]	0.25	0.22	0.31	0.84[3]	0.25
Net realized and unrealized gain (loss)	7.35	1.71	(0.54)	2.60	5.35

Total from investment operations	7.60	1.93	(0.23)	3.44	5.60

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.25)	(0.68)	(0.14)	(0.18)
Distributions from net realized gain	(0.18)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.34)	(0.25)	(0.68)	(0.14)	(0.18)

Net asset value, end of period	$40.88	$33.62	$31.94	$32.85	$29.55

Total Return, at Net Asset Value[4]	22.72%	6.04%	(0.55)%	11.62%	23.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,476,284	$15,733,385	$11,222,422	$8,479,943	$4,046,330

Average net assets (in thousands)	$19,215,510	$14,400,407	$9,679,262	$7,355,168	$2,838,047

Ratios to average net assets:[5]
Net investment income	0.67%	0.64%	0.99%	2.42%[3]	0.89%
Total expenses[6]	1.04%	1.02%	1.03%	1.00%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.01%	1.03%	1.00%	1.04%

Portfolio turnover rate	26%	29%	20%	34%	33%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.47 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 29, 2014	1.05%
Year Ended August 30, 2013	1.03%
Year Ended August 31, 2012	1.03%
Year Ended August 31, 2011	1.00%
Year Ended August 31, 2010	1.04%

See accompanying Notes to Financial Statements.

28      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS August 29, 2014

1. Significant Accounting Policies

Oppenheimer Developing Markets Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Annual Periods. The last day of the Fund’s fiscal years was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the

29      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be

30      OPPENHEIMER DEVELOPING MARKETS FUND

1. Significant Accounting Policies (Continued)

able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$173,164,959	$629,719,888	$6,956,122	$10,169,018,113

1. As of August 29, 2014, the Fund had $6,956,122 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2015	$3,478,061
2016	3,478,061

Total	$6,956,122

Of these losses, $6,956,122 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $3,478,061 per year.

2. During the fiscal year ended August 29, 2014, the Fund utilized $409,749,064 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended August 30, 2013, the Fund utilized $385,361,522 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for August 29, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital[4]	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[4]
$111,651,936	$28,591,193	$83,060,743

4. $111,651,936, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 was as follows:

31      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

	Year Ended August 31, 2014	Year Ended August 31, 2013
Distributions paid from:
Ordinary income	$110,500,992	$147,453,305
Long-term capital gain	184,267,742	—

Total	$294,768,734	$147,453,305

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 29, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$34,385,266,856

Gross unrealized appreciation	$12,065,393,314
Gross unrealized depreciation	(1,896,375,201)

Net unrealized appreciation	$10,169,018,113

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended August 29, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$24,364
Payments Made to Retired Trustees	67,196
Accumulated Liability as of August 29, 2014	626,924

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred

32      OPPENHEIMER DEVELOPING MARKETS FUND

1. Significant Accounting Policies (Continued)

compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

33      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage

34      OPPENHEIMER DEVELOPING MARKETS FUND

2. Securities Valuation (Continued)

obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

35      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

     To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 29, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,364,197,710	$5,333,001,668	$—	$6,697,199,378
Consumer Staples	277,609,139	6,914,202,503	—	7,191,811,642
Energy	1,817,046,727	2,444,724,093	—	4,261,770,820
Financials	1,615,302,051	7,270,982,485	—	8,886,284,536
Health Care	180,170,889	1,707,568,407	—	1,887,739,296
Industrials	762,597,470	953,149,443	—	1,715,746,913
Information Technology	3,607,730,433	3,224,436,207	—	6,832,166,640
Materials	—	2,070,727,472	—	2,070,727,472
Telecommunication Services	824,278,898	477,023,450	—	1,301,302,348

36      OPPENHEIMER DEVELOPING MARKETS FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value (Continued):
Preferred Stocks	$25,620,447	$1,017,750,606	$—	$1,043,371,053
Rights, Warrants and Certificates	31,285,136	—	—	31,285,136
Investment Company	2,678,303,651	—	—	2,678,303,651

Total Assets	$13,184,142,551	$31,413,566,334	$—	$44,597,708,885

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(2,636,182,802)	$2,636,182,802
Consumer Staples	(4,412,933,631)	4,412,933,631
Energy	(2,096,489,073)	2,096,489,073
Financials	(3,817,950,544)	3,817,950,544
Health Care	(965,572,418)	965,572,418
Industrials	(417,344,500)	417,344,500
Information Technology	(2,248,214,570)	2,248,214,570
Materials	(853,081,344)	853,081,344
Telecommunication Services	(350,204,393)	350,204,393
Preferred Stocks	(574,773,091)	574,773,091

Total Assets	$(18,372,746,366)	$18,372,746,366

* Transferred from Level 1 to Level 2 due to the application of fair value adjustment for certain foreign securities.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 29, 2014		Year Ended August 30, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	78,851,763	$2,976,947,629	134,054,549	$4,706,833,984
Dividends and/or distributions
reinvested	1,975,137	74,126,914	1,249,030	42,754,317
Redeemed	(140,896,421)	(5,367,436,699)	(105,271,889)	(3,663,728,287)

Net increase (decrease)	(60,069,521)	$(2,316,362,156)	30,031,690	$1,085,860,014

37      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Shares of Beneficial Interest (Continued)

	Year Ended August 29, 2014		Year Ended August 30, 2013
	Shares	Amount	Shares	Amount

Class B
Sold	33,843	$1,262,783	224,253	$7,765,315
Dividends and/or distributions
reinvested	20,008	733,279	—	—
Redeemed	(908,160)	(33,213,453)	(1,213,342)	(41,415,867)

Net decrease	(854,309)	$(31,217,391)	(989,089)	$(33,650,552)

Class C
Sold	2,427,892	$87,119,116	13,920,933	$469,571,434
Dividends and/or distributions
reinvested	259,864	9,297,917	—	—
Redeemed	(11,960,234)	(426,571,322)	(14,306,063)	(476,946,898)

Net decrease	(9,272,478)	$(330,154,289)	(385,130)	$(7,375,464)

Class I
Sold	130,367,093	$5,004,754,183	59,271,321	$2,083,744,295
Dividends and/or distributions
reinvested	708,271	26,255,621	199,291	6,740,013
Redeemed	(19,143,084)	(715,189,663)	(8,237,540)	(285,178,669)

Net increase	111,932,280	$4,315,820,141	51,233,072	$1,805,305,639

Class R1
Sold	4,571,775	$166,468,515	8,838,261	$298,836,438
Dividends and/or distributions
reinvested	119,319	4,315,755	33,628	1,112,405
Redeemed	(6,383,232)	(232,417,937)	(6,920,567)	(233,729,354)

Net increase (decrease)	(1,692,138)	$(61,633,667)	1,951,322	$66,219,489

Class Y
Sold	252,495,843	$9,499,043,308	247,551,435	$8,588,345,743
Dividends and/or distributions
reinvested	3,385,595	125,503,992	2,056,262	69,542,772
Redeemed	(198,538,741)	(7,522,934,562)	(132,999,341)	(4,605,281,095)

Net increase	57,342,697	$2,101,612,738	116,608,356	$4,052,607,420

1. Effective July 1, 2014, Class N shares were renamed Class R.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August 29, 2014 were as follows:

	Purchases	Sales
Investment securities	$11,978,454,659	$9,804,985,762

38      OPPENHEIMER DEVELOPING MARKETS FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2013
Up to $250 million	1.00%
Next $250 million	0.95
Next $500 million	0.90
Next $6 billion	0.85
Next $3 billion	0.80
Next $20 billion	0.75
Over $30 billion	0.74

Fee Schedule Effective November 1, 2013
Up to $250 million	1.00%
Next $250 million	0.95
Next $500 million	0.90
Next $6 billion	0.85
Next $3 billion	0.80
Next $20 billion	0.75
Next $15 billion	0.74
Over $45 billion	0.73

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions

39      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. . Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
August 29, 2014	$339,625	$87,627	$300,592	$126,762	$4,629

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended August 29, 2014, the Manager waived fees and/or reimbursed the Fund $2,301,568 for IMMF management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, R and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class. The limit was removed on December 27, 2013.

During the year ended August 29, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$626
Class C	8,068
Class R	439,067

40      OPPENHEIMER DEVELOPING MARKETS FUND

5. Fees and Other Transactions with Affiliates (Continued)

    These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

    Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

41      OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Pending Litigation (Continued)

    OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

42      OPPENHEIMER DEVELOPING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Developing Markets Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Developing Markets Fund, including the statement of investments, as of August 29, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 29, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Developing Markets Fund as of August 29, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 14, 2014

43      OPPENHEIMER DEVELOPING MARKETS FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

    Capital gain distributions of $0.17922 per share were paid to Class A, Class B, Class C, Class I, Class R and Class Y shareholders, respectively, on December 9, 2013. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

    Dividends, if any, paid by the Fund during the fiscal year ended August 29, 2014 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.78% to arrive at the amount eligible for the corporate dividend-received deduction.

    A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 29, 2014 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $361,812,673 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2014, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

    Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 29, 2014, the maximum amount allowable but not less than $698,703 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

    The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $64,761,365 of foreign income taxes were paid by the Fund during the fiscal year ended August 29, 2014. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

    Gross income of the maximum amount allowable but not less than $290,658,295 was derived from sources within foreign countries or possessions of the United States.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

44      OPPENHEIMER DEVELOPING MARKETS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

45      OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS (AS OF 9/30/14) Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

46      OPPENHEIMER DEVELOPING MARKETS FUND

David K. Downes, Continued	Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held

47      OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Elizabeth Krentzman, Continued	the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of

48      OPPENHEIMER DEVELOPING MARKETS FUND

Joanne Pace, Trustee (since 2012)	FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013) Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006)

49      OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Continued

and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a brokerdealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Leverenz, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Justin Leverenz, Vice President (since 2007) Year of Birth: 1968	Director of Emerging Markets Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since November 2009). Vice President of the Sub-Adviser (July 2004-October 2009). Head of Research for Goldman Sachs in Taiwan and Head of Asian Technology Research Pan-Asia (2002-2004); Head of Equity Research Hong Kong +Taipei (1993-1995) and (1997-2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser

50      OPPENHEIMER DEVELOPING MARKETS FUND

Arthur P. Steinmetz, Continued	(October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program

51      OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Brian W. Wixted, Continued	(charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

52      OPPENHEIMER DEVELOPING MARKETS FUND

OPPENHEIMER DEVELOPING MARKETS FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

53      OPPENHEIMER DEVELOPING MARKETS FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

54      OPPENHEIMER DEVELOPING MARKETS FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

55      OPPENHEIMER DEVELOPING MARKETS FUND

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $41,300 in fiscal 2014 and $40,500 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,074,824 in fiscal 2014 and $566,580 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $47,150 in fiscal 2014 and $45,542 in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $336,709 in fiscal 2014 and $492,036 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,458,683 in fiscal 2014 and $1,104,158 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/29/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/9/2014